UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2022

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 17, 2022, Ellington Financial Inc. (the “Company”) held its Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The final voting results for each of the matters submitted to a vote of the stockholders at the annual meeting are set forth below.
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2023 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Stephen J. Dannhauser	31,077,785	4,194,188	12,022,592
Lisa Mumford	30,544,490	4,727,483	12,022,592
Laurence Penn	34,369,642	902,331	12,022,592
Edward Resendez	34,202,471	1,069,502	12,022,592
Ronald I. Simon, Ph.D.	34,290,106	981,867	12,022,592
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
31,311,875	3,478,540	481,558	12,022,592

Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021 were as follows:

For	Against	Abstentions	Broker Non-Votes
46,715,066	355,037	224,462	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 17, 2022	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer